UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Commission File Number: 333-202970

Date of Report (Date of earliest event reported): March 7, 2018

Vitalibis, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	30-0828224
(State of incorporation)	(IRS Employer ID Number)

5348 Vegas Drive, Las Vegas, NV 89108
Address of Principal Executive Office

(Previous Address of principal executive offices)

702-944-9620
Registrant’s telephone number, including area code

________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

BUSINESS – TO– BUSINESS AGREEMENT

On March 7, 2018, Vitalibis,Inc. (the Registrant), entered into a Consulting Agreement (“Agreement”) with VOTOCAST, INC. dba newkleus, a California corporation formed and owned by Steven Raack, a the President, CEO and a Director of Registrant. Pursuant to the agreement, the Registrant has engaged newkleus to provide the following:

1.	Business Development Services

a.	newkleus will provide advice and opinions on product development, business development, strategic relationships, marketing strategies, international expansion, etc.

2.	Operations Services

a.	Newkleus will provide advice and opinions on process optimization while scaling products, ingredients and the overall business.

3.	Product Services

a.	newkleus will provide VITALIBIS a license for the newkleus technology which consists of the following:

i.	A dedicated VITALIBIS database

ii.	A dedicated. web-enabled VITALIBIS administration module to manage campaigns, user contact data, user content, etc.

iii.	APIs and SDKs related to the VITALIBIS instance integrated into the VITALIBIS website and/or mobile app

b.	newkleus will provide VITALIBIS a license for an exclusive arrangement within the cannabis industry for as long as this Agreement is not terminated by either party.

c.	IC and VITALIBIS will execute a formal licensing agreement which covers additional terms of use.

d.	Fees

i.	Set-up fees are waived

ii.	10,000 — 24,999 video views per month = $1,000

iii.	25,000 — 49,999 video views per month = $1,500

iv.	Over 50,000 video views per month = $2,000

As Compensation for these Services,

VITALIBIS will issue to newkleus a total of 200,000 restricted shares of VITALIBIS Common Stock.

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TECHNOLOGY INTEGRATION LICENSE

On March 16, 2018, VITALIBIS also entered into a second agreement with newkleus to acquire a license for the state-of-the-art newkleus™ technology to (1) facilitate Vitalibis’ micro-influencer sales model, and (2) enhance and compliment Vitalibis’ social media strategy (“Agreement”).

The Agreement grants Vitalibis™ an exclusive license for the newkleus patent-pending, user-generated content (UGC) technology for all applications in the rapidly growing cannabis industry. The integration of the newkleus technology allows Vitalibis to create an interactive digital community, while concurrently acquiring valuable user data and content, all of which Vitalibis anticipates will (1) increase customer acquisition and retention and (2) build direct, meaningful and loyal customer relationships.

As full consideration for the Agreement, Vitalibis issued newkleus 200,000 restricted shares of Vitalibis Common Stock.

Steven Raack abstained from the Board of Directors’ vote to accept the two (2) Agreements described above, and Thomas A. Raack, a Director, CFO, Secretary and Treasurer of Vitalibis, also abstained from the vote

Item 7.01 Regulation FD Disclosure

A copy of the news release announcing two new technology agreements is filed as Exhibit 99.1 to this current report and is hereby incorporated by reference.

Item 9.01 Exhibits and Financial Statements.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K:

10.1	Business-To-Business Agreement
10.2	Services and Hosting Agreement
99.1	Press Release dated March 16, 2018

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2018

VITALIBIS, Inc.

By: /s/ Steve Raack

Steve Raack

President and Chief Executive Officer

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